UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 9, 2022

Date of Report (Date of earliest event reported)

AMERCO

(Exact name of registrant as specified in its charter)

Nevada                                                    001-11255                                          88-0106815

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane , Ste. 100

Reno , NV 89511

(Address of Principal Executive Offices)

775 668-6300

(Registrant’s telephone number, including area code)

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.25 par value	UHAL	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule   12b-2   of the Securities Exchange Act of 1934 (§240.12b-2   of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section   13(a) of the Exchange Act.     ☐

Item 8.01. Other Events.

AMERCO (the “Company”) has been made aware of a data security incident involving U-Haul International, Inc.’s (“U-Haul”) information technology network. U-Haul detected a compromise of two unique passwords for accessing U-Haul’s contract search tool.   U-Haul took immediate steps to contain the incident. Upon identifying the compromised passwords, U-Haul promptly enhanced its security measures to prevent any further unauthorized access and began an investigation.   Cybersecurity experts were engaged to investigate the impact of the incident and are implementing additional security safeguards and controls to prevent further such incidents.   None of U-Haul’s financial, payment processing or email systems were involved.

On August 1, 2022, the investigation by U-Haul into the incident determined certain customer contracts, including names, dates of birth and driver’s license numbers of some customers, were accessed using the compromised contract search tool between November 5, 2021 and April 5, 2022.   U-Haul is taking steps to notify impacted customers, in addition to the appropriate governmental authorities.   Impacted customers will be offered identity protection services at no charge.

The Company does not believe that the incident will have a material impact on its business or financial condition.

Security, in all forms, remains a critical priority at AMERCO, and the Company will continue to take all appropriate measures to safeguard the integrity of its information technology infrastructure.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. The words “will,” “seek,” “believe,” and similar expressions, as they relate to the Company or U-Haul, its operations and/or its information technology infrastructure, data and employee, customer and vendor information, are intended to identify forward-looking statements. These statements include, but are not limited to, express or implied forward-looking statements relating to the Company’s expectations regarding the potential impact to its information technology infrastructure and on its financial performance and business operations, including any related costs, fines or lawsuits, and its ability to contain the incident, continue ongoing operations and safeguard the integrity of its information technology infrastructure, data, and employee, customer and vendor information from similar future incidents. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond the Company’s or U-Haul’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include the ongoing assessment of the data security incident, legal, reputational and financial risks resulting from this and/or additional cybersecurity incidents, the effectiveness of the additional security safeguards, and the other factors discussed in the Company’s Annual Report on Form 10-K for the year ended March 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. These forward-looking statements speak only as of the date of this report or as of the date to which they refer, and the Company or U-Haul assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2022

AMERCO

/s/ Jason A. Berg

Jason A. Berg

C hief Financial Officer

Exhibit Index

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)